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                                                                   EXHIBIT 10.10

                        MANAGEMENT ASSISTANCE AGREEMENT


          MANAGEMENT ASSISTANCE AGREEMENT, dated August 23, 1995 between Carson Products Company, a Delaware corporation (the "Company"), and Morningside
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Capital Group, LLC, a Connecticut limited liability company ("Morningside").
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                                  WITNESSETH:
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          WHEREAS, DNL Savannah Acquisition Corp., a Delaware corporation (the

"Purchaser"), has on the date hereof acquired all of the outstanding capital
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stock of the Company from the holders thereof and is on the date hereof merging itself into the Company;

          WHEREAS, to finance such acquisition, the Purchaser has incurred significant amounts of indebtedness and, upon such merger, the Company will by operation of law assume the Purchaser's obligations with respect to such indebtedness;

          WHEREAS, the Company has also on the date hereof merged into itself Carson Products Company, a Georgia corporation ("Carson Georgia") that has
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heretofore been the Company's principal operating subsidiary, and one other subsidiary and the Company will hereafter continue to conduct the business heretofore conducted by the Company and such subsidiaries;

          WHEREAS, Vincent A. Wasik ("Wasik"), who is the principal member of
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Morningside, has, as an officer and director of the Purchaser and its parent, been instrumental in arranging for the foregoing transactions and the Company desires to retain the services of Morningside, and thereby of Wasik, in connection with its ongoing business on the terms herein provided.

          NOW, THEREFORE, the Company and Morningside agree as follows:

          (S)1. MANAGEMENT ASSISTANCE SERVICES. Morningside shall, during the Term (as hereinafter defined), from time to time as reasonably requested by the Company make available to the Company the services of Wasik to provide advice and assistance to the Company with respect to the following:

          (a)  the formulation of the strategic direction of the Company;

          (b) the formulation of business plans, capital budgets and financial strategies;
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          (c)  the formulation of the marketing, sales and operational plans of the Company;

          (d)  evaluating business investment and acquisition opportunities; and

          (e)  dealing with banks and other lending institutions;

the services so to be provided being herein called the "Management Assistance
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Services"; provided, however, the Management Assistance Services shall not
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include any services in connection with arranging for or attempting to arrange for or consummating or attempting to consummate any business investment or acquisition opportunity.

          (S)2. FEE. In consideration of Morningside's agreement to provide Management Assistance Services upon the terms and conditions of this Agreement, the Company shall pay Morningside a fee at the rate, during the Term, of $350,000 per year, to be payable on a monthly basis in advance.

          (S)3. REIMBURSEMENT FOR EXPENSES. The fee to be paid to Morningside as provided in (S)2 does not include, and the Company will promptly reimburse
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Morningside for, all out-of-pocket expenses reasonably incurred by Morningside or Wasik in performing the Management Assistance Services, but not including office and other overhead expenses of Morningside, provided, however,
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Morningside shall not be entitled to be reimbursed pursuant to this (S)3 for
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more than $25,000 in the aggregate with respect to such expenses so incurred in any fiscal year of the Company.

          (S)4. INDEMNIFICATION. (a) The Company agrees to indemnify and hold Morningside and its members, employees and agents, including Wasik
(collectively, the "Indemnified Parties"), harmless from and against any and all
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actions, claims, damages, and liabilities (and all actions in respect thereof and any legal or other expenses in giving testimony or furnishing documents in response to a subpoena or otherwise), whether or not arising out of third party claims, including reasonable legal fees and expenses in connection with, and other costs of, investigating, preparing or defending any such action or claim, whether or not in connection with litigation in which an Indemnified Party is a party, and as and when incurred, caused by, relating to, based upon or arising out of (directly or indirectly) such Indemnified Party's acceptance of or the performance of the obligations of Morningside under this Agreement; provided,
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however, that such indemnity shall not apply to any such action, claim, damage,
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liability or cost to the extent it resulted from the gross negligence or willful misconduct of the Indemnified Parties or a material breach of this Agreement by Morningside or Wasik.

          (b) If any action, proceeding or investigation is commenced for which an Indemnified Party proposes to demand such

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indemnification, it will notify the Company with reasonable promptness;
provided, however, that any failure by an Indemnified Party to notify the
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Company will not relieve the Company from its obligations hereunder, except to the extent that such failure shall have prejudiced the defense of such action. The Company shall promptly pay expenses reasonably and actually incurred by an Indemnified Party (including the reasonable fees and expenses of counsel) in defending or settling any action, proceeding or investigation in which an Indemnified Party is a party or is threatened to be made a party by reason of its relationship with the Company hereunder, in advance of the final disposition of such action, proceeding, or investigation upon submission of invoices therefor. Morningside, on behalf of each Indemnified Party, hereby undertakes, and the Company hereby accepts its undertaking, to repay any and all such amounts so advanced if it shall ultimately be determined that such Indemnified Party is not entitled to be indemnified therefor. If any such action, proceeding, or investigation in which an Indemnified Party is a party is also against the Company or any of its subsidiaries, the Company may, in lieu of advancing the expenses of separate counsel for such Indemnified Party, provide such Indemnified Party with legal representation by the same counsel who represents the Company or its subsidiaries, as applicable, at no cost to such Indemnified Party; provided, however, that if such counsel or counsel to such
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Indemnified Party shall determine that due to the existence of actual or potential conflicts of interest between such Indemnified Party and any one or more of the Company or its subsidiaries, such counsel is unable to represent both the Indemnified Party and one or more of the Company or its subsidiaries, then the Indemnified Party shall be entitled to use separate counsel of its own choice, and the Company shall promptly pay the Indemnified Party's reasonable expenses of such separate counsel upon submission of invoices therefor. Nothing herein shall prevent any Indemnified Party from using separate counsel of its own choice at its own expense. The Company shall only be liable for settlements of claims against any Indemnified Party made with the Company's written consent, which consent shall not be unreasonably withheld. The Indemnifying Party shall not, in defense of any such claim involving an Indemnified Party, except with the prior written consent of such Indemnified Party, consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff in question to such Indemnified Party and any affiliates of such Indemnified Party named in such claim of a release of all liabilities in respect of such claims, or that does not result only in the payment of money damages by such Indemnifying Party.

          (S)5.  LIMITATION ON MORNINGSIDE AND WASIK'S LIABILITY.
Notwithstanding any provision to the contrary in this Agreement, neither Morningside nor Wasik shall have any liability to the Company hereunder for the failure of Morningside to perform its obligations under this Agreement except to the extent that any such failure involves the gross negligence or wilful misconduct

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of, or a material breach of its obligations under this Agreement by,
Morningside.

          (S)6.     TERM OF AGREEMENT.  The term of this Agreement (the "Term")
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shall commence on the date hereof (the "Commencement Date") and, subject to the
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early termination provisions of (S)7, shall continue until August 23, 1998 (the
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"Specified Termination Date"); provided, however, that unless either party, at
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least 30 days prior to the Specified Termination Date, gives the other party written notice of an election to terminate this Agreement on the Specified Termination Date, the Term shall continue after the Specified Termination Date until terminated by not less than 30 days' advance notice by one party to the other.

          (S)7.     EARLY TERMINATION.

          (a)  The Company may terminate the Term on any date if (i) Morningside
(x) shall have been grossly negligent in performing its obligations hereunder, or (y) shall have engaged in willful misconduct in the performance of such duties or shall have perpetrated any fraud, or (z) shall have materially breached this Agreement, or (ii) Wasik shall cease to be actively involved in the ownership or management and affairs of Morningside or shall otherwise be unable, for a period of in excess of 60 consecutive days, to perform Management Assistance Services hereunder, which date of termination is specified in a written notice of termination to Morningside given by the Board of Directors of the Company not later than 30 days prior to such date of termination, which notice specifies in reasonable detail the basis, pursuant to this (S)7(a), for
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such termination.

          (b) The Term shall terminate forthwith upon notice from the Company to Morningside if

               (i) Morningside or Wasik shall (A) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or himself or of all or a substantial part of its or his property, (B) make a general assignment for the benefit of its or his creditors, (C) commence a voluntary case under the Bankruptcy Code (as now or hereafter in effect), (D) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or readjustment of debts, (E) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it or him in an involuntary case under the Bankruptcy Code, or
          (F) take any corporate action for the purpose of effecting any of the foregoing; or

              (ii) a proceeding or case shall be commenced, without the application or consent of Morningside or Wasik, as the case may be, in any court of competent

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          jurisdiction, seeking (A) its or his liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its or his debts, (B) the appointment of a trustee, receiver, custodian, liquidator or the like of Morningside or Wasik or of all or any substantial part of its or his assets, or (C) similar relief in respect of Morningside or Wasik under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days; or an order for relief against Morningside or Wasik shall be entered in an involuntary case under the Bankruptcy Code.

          (S)8.  SURVIVAL.  The provisions of (S)(S)3, 4 and 5, and any other
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provisions of this Agreement insofar as they set forth or relate to obligations of the parties performable during the Term and rights of the parties in respect thereof, shall survive the ending of the Term pursuant to (S)6 or (S)7.
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          (S)9.  NON-COMPETITION; NON-SOLICITATION.  For the duration of the
Term, Morningside agrees that neither it nor Wasik shall directly or indirectly
(i) own (other than through the ownership of five percent (5%) or less of any class of securities registered under the Securities Exchange Act of 1934, as amended), manage, operate, represent, promote, consult for, control or participate in the ownership, operation, acquisition or management of any business manufacturing and/or distributing ethnic hair care products or cosmetics within a 500-mile radius of the Company's headquarters, or (ii) solicit (other than on behalf of the Company or any of its affiliates), divert or take away the business of any customers of the Company or any of its affiliates, or any prospective customers of the Company or any of its affiliates. It is expressly acknowledged that a breach of this covenant may result in irreparable harm to the Company for which there is no adequate remedy at law and that, therefore, in the event of such a breach, the Company shall be entitled to obtain injunctive relief restraining Morningside or Wasik, as the case may be, from engaging in activities prohibited by this (S)9 or any other
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relief as may be required to specifically enforce this covenant.

          (S)10. CONFIDENTIALITY. During the Term and at all times thereafter, Morningside shall and shall cause Wasik to, maintain the confidentiality of all information of and relating to, and all material of, the Company and its affiliates that have not been made available to the public (other than by reason of a breach by Morningside of its obligations under this (S)10). It is
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expressly acknowledged that a breach of this covenant may result in irreparable harm to the Company for which there is no adequate remedy at law and that, therefore, in the event of such a breach, the Company shall be entitled to obtain injunctive relief

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restraining Morningside or Wasik, as the case may be, from engaging in activities prohibited by this (S)10 or any other relief as may be required
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to specifically enforce this covenant.

          (S)11. NOTICES. All notices and other communications under this Agreement shall be in writing and shall be given by hand delivery to the party receiving such notice or by certified mail, return receipt requested, postage prepaid, addressed as follows:

          If to Morningside:        Morningside Capital Group, LLC
                                    1 Morningside Drive, North
                                    Suite 200
                                    Westport, CT  06880

          If to the Company:        Carson Products Company
                                    71 A Ross Road
                                    Savannah, Georgia 31405
                                    Attention: Chief Executive
                                      Officer

or to such other address as either party shall have furnished to the other party in writing as the address to send future notices and communications in accordance herewith. Any notice or communication shall be deemed given when actually received by the party who is its intended recipient.

          (S)12. SEVERABILITY. If any provision of this Agreement is held to be invalid under applicable law, such provision shall be ineffective only to the extent of such invalidity, and the remaining provisions of this Agreement shall be unimpaired.

          (S)13. WAIVER. Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by law or otherwise afforded, will be cumulative and not alternative.

          (S)14. AMENDMENT. This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party hereto.

          (S)15. NO THIRD PARTY BENEFICIARY. The terms and provisions of this Agreement are intended solely for the benefit of each party hereof and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other person.

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          (S)16.  NO ASSIGNMENT; BINDING EFFECT.  Neither this Agreement nor any right, interest or obligation hereunder may be assigned by any party hereto without the prior written consent of the other party hereto and any attempt to do so will be void, except for assignments and transfers by operation of law. Subject to the preceding sentence, this Agreement is binding upon, inures to the benefit of and is enforceable by, the parties and their respective successors and assigns.

          (S)17. ENTIRE AGREEMENT. This instrument contains the entire agreement of the parties with respect to, and supersedes all prior agreements relating to, Morningside's providing management assistance or similar services to the Company.

          (S)18. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced under, the laws of the State of New York.

          (S)19. SUBORDINATION. Morningside agrees that the payment of all amounts to which it is entitled pursuant to this Agreement shall be subordinate and junior in right of payment to both (i) the Company's obligations under the Credit Agreement, dated as of August 23, 1995, between the Company and Banque Indosuez, New York Branch, as Agent, and the lending institutions listed therein, (ii) the Company's obligations under the 12.50% Senior Subordinated Notes due 2002 (the "Senior Subordinated Notes") of the Company and (iii) the
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Company's obligations under the 15% Subordinated Notes (the "Subordinated
Notes") to the same extent that the Subordinated Notes are made subordinate to all Senior Indebtedness, as such term is used in Section 12 of the Note Purchase Agreement dated as of August 23, 1995 between the Company and the Purchasers named therein relating to the Subordinated Notes (the "Note Purchase
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Agreement").  In order to effect such subordination, Morningside agrees to incorporate herein by reference and be bound by the provisions of Section 12 of the Note Purchase Agreement and further agrees that for purposes of this Section 19, all references in such Section 12, as incorporated herein, to the Purchasers shall be deemed references to Morningside and all references to Senior Indebtedness in such Section 12, as incorporated herein, shall be deemed to include as Senior Indebtedness the Subordinated Notes.

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          IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.


CARSON PRODUCTS COMPANY             MORNINGSIDE CAPITAL GROUP, LLC


By:________________________         By:_______________________
   Name:  Bradford Creswell               Name:  Vincent A. Wasik
   Title: Executive Vice                  Title:
          President

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